Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,490,000.00
Previously Paid Amount	0.00
Total Fee Amount	840.52
Total Offset Amount	0.00
Net Fee	$ 840.52